Intangible Assets	12 Months Ended
Jan. 31, 2025
Text block [abstract]
Intangible Assets
10.	INTANGIBLE ASSETS
The Company’s intangible assets were as follows, as at:

	January 31, 2025			January 31, 2024
	Cost	Accumulated depreciation	Carrying amount	Cost	Accumulated depreciation	Carrying amount

Goodwill	$252.3	$—	$252.3	$252.3	$—	$252.3

Trademarks	138.2	—	138.2	164.6	—	164.6

Software and licenses	344.2	174.5	169.7	322.9	149.3	173.6

Patents	45.7	12.1	33.6	48.3	8.1	40.2

Dealer networks	51.2	51.2	—	115.8	92.8	23.0

Customer relationships	37.3	27.3	10.0	36.5	25.1	11.4

Total	$868.9	$265.1	$603.8	$940.4	$275.3	$665.1
The following table explains the changes in intangible assets during the year ended January 31, 2025:

	Carrying amount as at January 31, 2024	Additions [a]	Depreciation [b]	Impairment [c]	Assets held for sale (Note 30)	Effect of foreign currency exchange rate changes	Carrying amount as at January 31, 2025
Goodwill	$252.3	$—	$—	$—	$—	$—	$252.3
Trademarks	164.6	—	—	(8.9)	(18.6)	1.1	138.2
Software and licenses	173.6	28.2	(31.8)	(2.0)	—	1.7	169.7
Patents	40.2	—	(4.4)	—	—	(2.2)	33.6
Dealer networks	23.0	—	(1.7)	(3.8)	(18.3)	0.8	—
Customer relationships	11.4	—	(1.3)	—	—	(0.1)	10.0
Total	$665.1	$28.2	$(39.2)	$(14.7)	$(36.9)	$1.3	$603.8
[a]
Government assistance of $1.6 million has been recorded against the additions.
[b]
An amount of $8.5 million is included in cost of sales.
[c]
Impairment charge of $1.9 million is related to unutilized assets (Note 23) and an impairment of $12.8 million is related to Marine businesses assets held for sale (Note 30).
The following table explains the changes in intangible assets during the year ended January 31, 2024:

	Carrying amount as at January 31, 2023	Additions [a]	Depreciation [b]	Impairment (Note 30)	Effect of foreign currency exchange rate changes	Carrying amount as at January 31, 2024
Goodwill	$252.3	$—	$—	$—	$—	$252.3
Trademarks	216.3	—	—	(50.9)	(0.8)	164.6
Software and licenses	164.9	37.4	(28.4)	(0.3)	—	173.6
Patents	45.0	—	(4.3)	—	(0.5)	40.2
Dealer networks	50.2	—	(6.8)	(19.3)	(1.1)	23.0
Customer relationships	12.6	—	(1.3)	—	0.1	11.4
Total	$741.3	$37.4	$(40.8)	$(70.5)	$(2.3)	$665.1
[a]
Government assistance of nil has been recorded against the additions.
[b]
An amount of $12.2 million included in cost of sales.

Recoverability of cash-generating units and group of cash-generating units
When the Company acquired the recreational products business from Bombardier Inc. in 2003, trademarks and goodwill were recorded as part of the business acquisition. Following various business combinations that occurred after 2003, additional trademark and goodwill were recorded.
Goodwill and trademarks acquired during these business combinations have been allocated to the Company’s CGU or group of CGUs as follows:

	January 31, 2025	January 31, 2024

Powersports - Goodwill	$179.6	$179.6
Pinion - Goodwill	72.7	72.7
Ski-Doo - Indefinite life intangible assets	63.6	63.6
Sea-Doo - Indefinite life intangible assets	59.1	59.1
Pinion - Indefinite life intangible assets	15.5	15.5
The Company performed its annual goodwill impairment test for all its CGU or group of CGUs. In performing the annual goodwill impairment test, the carrying amount of a CGU or group of CGUs, including goodwill, was compared to their recoverable amount. The Company concluded that the recoverable amount of the CGU or group of CGUs to which goodwill had been allocated exceeded their carrying amount. As a result, no impairment charges were recognized for the year ended January 31, 2025 (no impairment charges for the year ended January 31, 2024).
The Company performed its annual indefinite life intangible assets impairment test for all its CGUs. Indefinite life intangible assets tested comprise trademarks acquired during business combinations. In performing the annual trademark impairment test, the carrying amount of a CGU, excluding goodwill, was compared to its recoverable amount. The Company concluded that the recoverable amount of the CGUs to which trademark had been allocated exceeded their carrying amount. As a result, no impairment charges were recognized for the year ended January 31, 2025 (no impairment charges for the year ended January 31, 2024).

The Company determined the recoverable amounts of the CGU or group of CGUs for which goodwill had been allocated, and of the
Ski-Doo,
Sea-Doo
and Pinion CGUs for which trademarks had been allocated based on the value in use method. The Company has determined that the discounted cash flow (“DCF”) technique provided the best assessment of what each CGU or group of CGUs could be exchanged for in an arm’s length transaction. Fair value is represented by the present value of expected future cash flows of the business together with the residual value of the business at the end of the forecasted period. The DCF technique was applied on an enterprise-value basis, where the after-tax
cash flows prior to interest expense are discounted using a weighted average cost of capital. This approach requires assumptions regarding revenue growth rates, earnings before interest, taxes, depreciation, and amortization (“EBITDA”) margins, capital expenditures, tax rates and discount rates. The assumptions used in the DCF are Level 3 inputs (as defined in Note 27). The estimated future cash flows are discounted to their present value using a pre-tax
discount rate
ranging from 8.0% to 9.5%. These discount rates were calculated by adding to the Company’s weighted average cost of capital the risk factor associated with the CGU or group of CGUs tested. A growth rate ranging from 2.0% to 3.1% was used to calculate the terminal value.
Sensitivity analysis
The Company performs sensitivity analysis on the cash flows and discount rates in order to confirm the trademarks and goodwill recoverable amounts. Holding all other variables constant, a 5% decrease in the estimated cash flows or an increase of 100 basis points in the discount rates used would not have resulted in an impairment charge as at January 31, 2025.